AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2026

File No. 333-206012

File No. 811-23080

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	/ /
PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 16	/x/
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	/x/
AMENDMENT NO. 19

THE COMMUNITY DEVELOPMENT FUND
(Exact Name of Registrant as Specified in Charter)

6255 Chapman Field Drive

Miami, Florida 33156

(Address of Principal Executive Offices, Zip Code)

(305) 663-0100

(Registrant’s Telephone Number, including Area Code)

Kenneth H. Thomas, Ph.D.

Community Development Fund Advisors, LLC

6255 Chapman Field Drive

Miami, Florida 33156

(Name and Address of Agent for Service)

Copy to:

John J. O’Brien, Esquire

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/ / Immediately upon filing pursuant to paragraph (b)
/X/ On May 1, 2026 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / On [date] pursuant to paragraph (a) of Rule 485

The Community Development Fund

Prospectus

AS OF MAY 1, 2026

The Community Development Fund (CDCDX)

Class A Shares

The Securities and Exchange Commission has not approved or disapproved the Fund’s securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Goals

The Fund’s investment objectives are to provide current income consistent with the preservation of capital and enable institutional investors, including those that are subject to regulatory examination under the Community Reinvestment Act of 1977, as amended (the “CRA”), to claim favorable regulatory consideration of their investment.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.49%
Shareholder Servicing Fee	0.20%
Other Operating Expenses	0.29%
Total Annual Fund Operating Expenses	1.04%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.04)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%

[1]	Community Development Fund Advisors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary course of such Fund’s business (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until April 30, 2027 (the “expense cap”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (other than excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment (less any reimbursement previously paid) if at any point Total Annual Fund Operating Expenses (other than excluded expenses) are below the expense cap at the time of both (i) such fee reduction or reimbursement and (ii) the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Community Development Fund (the “Trust,” and its sole series thereunder, the “Fund”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2027.

Example

This Example is intended to help you compare the cost of investing in Class A Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem or hold all of your Class A Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$327	$570	$1,267

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategy

The Fund’s principal investment strategy is to invest in debt securities and other debt instruments that will cause shares of the Fund to be deemed to be qualified under the CRA so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them. Although the Fund is available to any institutional investor, CRA credit will only directly benefit financial institutions that are subject to the CRA.

Under normal circumstances, the Fund will invest primarily in (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and (2) other investment grade fixed income securities.

Under normal circumstances, the Fund will seek to invest at least 80% of its net assets in debt securities and other debt instruments that the Fund’s investment adviser believes will be CRA-qualifying. The Fund seeks to achieve its investment objective through impact investments in quality affordable single- and multi-family housing and other community development investments, with the goals of benefitting low- and moderate-income (“LMI”) households, improving LMI communities and achieving positive social and environmental impact outcomes. The Fund’s securities would include single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”). The Fund may also invest in certain securities issued by the Small Business Administration and other U.S. Government agencies, authorities, instrumentalities and sponsored enterprises.

The Fund may invest in taxable municipal bonds whose primary purpose is community development. The Fund may also invest in tax-exempt municipal securities.

The Fund may invest in certificates of deposit that are insured by the Federal Deposit Insurance Corporation (“FDIC”) and are issued by financial institutions that are (1) certified as Community Development Financial Institutions or (2) low-income credit unions, or minority- or women-owned and primarily lend or facilitate lending in low- and moderate-income (“LMI”) areas or to LMI individuals to promote community development. Although as a general matter an institution’s CRA activities will be evaluated based on the extent to which they benefit the institution’s delineated assessment area(s) or a Broader Statewide or Regional Area that includes the institution’s assessment area(s), deposits with low-income credit unions or minority- or women-owned financial institutions need not also benefit a shareholder’s assessment area or the Broader Statewide or Regional Area to be CRA-qualified.

While the Fund is seeking to invest available cash in CRA-qualifying investment opportunities, the Fund may invest in money market instruments, debt securities issued or guaranteed by the US Government or its agencies, certain derivative instruments (including futures contracts, options and swaps) that provide exposure to one or a basket of securities, and, to a more limited extent, repurchase agreements, convertible securities, or shares of exchange-traded funds (“ETFs”) that are consistent with the Fund’s investment objectives.

Principal Risks

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described above, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

CRA-Qualified Investments Risk — The Adviser believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them; however, there is no guarantee that an investor will receive CRA credit for an investment in the Fund. The Fund’s goals of holding debt securities and other debt instruments that will allow shares of the Fund to be deemed qualified under the CRA will cause the Adviser (or the Fund’s sub-adviser, MetLife Investment Management, LLC (the “Sub-Adviser”)) to take this factor into account in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of longer-term investments believed to be CRA-qualified. Also, CRA-qualified investments in geographic areas sought by the Fund may not provide as favorable return as CRA-qualified investments in other geographic areas. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying and similar purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.

Regional Focus Risk — To the extent that it focuses its investments in a particular geographic region for CRA accreditation purposes, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and states or municipalities within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

U.S. Government Securities Risk — Although U.S. Government Securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Derivatives Risk — The Fund’s use of derivatives is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk, liquidity risk and market risk are described above. Leverage risk is described below. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

SOFR — Public and private sector actors have worked to establish alternative reference rates, like the Secured Overnight Financing Rate (“SOFR”), to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. SOFR has a limited history. There is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Convertible Securities Risk — Convertible securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goals. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year for the past nine calendar years and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available by calling toll-free to 1-844-445-4405.

Best Quarter:	Worst Quarter:
4.25%	(2.81)%
(12/31/23)	(3/31/22)

The performance information shown above is based on a calendar year. The Fund’s performance from January 1, 2026 to March 31, 2026 was 0.39%.

Average Annual Total Returns (for the periods ended December 31, 2025)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2025 to those of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

The Community Development Fund — Class A Shares	1 Year	5 Years	Since Inception (4/29/2016)
Return Before Taxes	5.92%	0.82%	1.34%
Return After Taxes on Distributions	4.51%	(0.36)%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	3.49%	0.11%	0.59%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.72%
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index (reflects no deduction for fees, expenses or taxes)	8.49%	0.22%	1.50%

Management

Investment Adviser. Community Development Fund Advisors, LLC

Investment Sub-Adviser. MetLife Investment Management, LLC

Portfolio Manager. Kevin Hendrickson, CFA, a senior member of the structured products team for the Sub-Adviser’s public fixed income team, has managed the Fund since 2019.

Purchase and Sale of Fund Shares

The Fund’s shares are offered on a continuous basis at net asset value (“NAV”) per share.

The Fund’s minimum initial investment for Class A Shares is $1,000,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases. Class A Shares of the Fund are available for purchase only by financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them and by other institutional investors. However, CRA credit will only directly benefit financial institutions that are subject to the CRA. Class A Shares currently are not offered to individual investors.

If you are considering investing in Class A Shares of the Fund, contact the Adviser toll-free at 1-844-445-4405. The Adviser will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders. You also may purchase Class A Shares through certain financial intermediaries.

You may sell (redeem) your Class A Shares on any day when both the New York Stock Exchange (“NYSE”) and the Fund’s custodian are open for business (“Business Day”). Redemption requests must be in writing and sent to the Fund’s transfer agent in one of the following ways:

By Mail—Send to:

Regular Mail

The Community Development Fund

PO Box 2175

Milwaukee, WI 53201

Overnight Mail

The Community Development Fund

C/O UMB Fund Services

235 W Galena Street

Milwaukee, WI 53212

You may also sell (redeem) your Class A Shares through your financial intermediary.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax adviser regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT INVESTMENTS

The Fund’s assets are managed by the Sub-Adviser under the direction of the Adviser. The Sub-Adviser manages the Fund’s assets in a way that it believes will help the Fund achieve its goals and the Adviser oversees the Sub-Adviser’s implementation of the Fund’s investment strategy. The Adviser continuously monitors the performance of the Sub-Adviser (including trade execution), performs certain due diligence functions (such as assessment of changes in personnel or other developments at the Sub-Adviser or other service providers) and oversees the Sub-Adviser’s compliance with the Fund’s investment objectives, policies and guidelines, including the Fund’s investments that are intended to qualify for CRA credit.

This prospectus describes the Fund’s principal investment strategy. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”).

The investments and strategies described in this prospectus are those that the Adviser and Sub-Adviser use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s objectives. Of course, there is no guarantee that any fund will achieve its investment goals. Although not expected to be a component of the Fund’s principal investment strategies, the Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

Unless otherwise explicitly stated herein, the investment goals and the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Community Reinvestment Act of 1977

The CRA requires the three federal bank supervisory agencies, the Federal Reserve Board (“FRB”), the Office of the Comptroller of the Currency (“OCC”), and the FDIC, to encourage FDIC-insured financial institutions to help meet the credit needs of their local communities, including LMI neighborhoods, consistent with the safe and sound operation of such institutions. With the exception of the OCC’s Final Rule on CRA reform published in the Federal Register on June 5, 2020, but rescinded by the OCC on December 15, 2021, the agencies have generally promulgated substantially similar rules and regulatory guidance for evaluating and rating an institution’s CRA performance which, as the following summary indicates, vary according to an institution’s asset size and business strategy.1

Retail Institutions

•	Large Banks and Large Savings Associations — Institutions with assets of $1.649 billion or more as of December 31 for both of the prior two calendar years receive an overall CRA rating based on their performance on three tests: lending, investment, and service. The investment and service tests each comprise 25% of a Large Bank’s or Large Savings Association’s overall CRA rating.

•	Intermediate Small Banks and Intermediate Small Savings Associations — Institutions with assets of at least $412 million as of December 31 for both of the prior two calendar years and less than $1.649 billion as of December 31 for either of the prior two calendar years receive an overall CRA grade based on their performance on two tests: lending and community development. The community development test considers an Intermediate Small Bank’s or Intermediate Small Savings Association’s qualified investment, community development loan, and community development service activities.

•	Small Banks and Small Savings Associations — Institutions with assets of less than $412 million as of December 31 for either of the prior two calendar years are subject only to a lending test but can use qualified investments to enhance a “Satisfactory” rating.

The above dollar figures, effective January 1, 2026, are annually adjusted based on the Consumer Price Index for Urban Wage Earners and Clerical Workers.

[1]	An institution’s CRA performance can also be adversely affected by evidence of discriminatory or other illegal credit practices regardless of its asset size or business strategy.

Wholesale or Limited Purpose Institutions

Institutions that are designated by their primary regulator as “wholesale” or “limited purpose” for CRA purposes can elect to be evaluated partially or totally on their qualified investment performance.

Strategic Plan Institutions

Institutions that elect to submit a Strategic Plan for CRA purposes can elect to be evaluated partially on their qualified investment performance.

CRA-Qualified Investments

In the Interagency Questions and Answers Regarding Community Reinvestment effective July 25, 2016 (the “2016 Q&A”), the three federal bank supervisory agencies (the “Agencies”) state that nationwide funds are important sources of investments for LMI and underserved communities throughout the country and can be an efficient vehicle for institutions in making qualified investments that help meet community development needs. The supervisory agencies indicate that in most cases, qualified investments are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a Broader Statewide or Regional Area that includes the institution’s assessment area (“Assessment Area”). However, institutions that have been designated by their regulators as “wholesale” or “limited purpose” under the CRA may receive credit for qualified investments wholly outside of their Assessment Area, provided they have otherwise adequately addressed their Assessment Area needs. In addition, as indicated above, all CRA-subject institutions may receive CRA credit for deposits with low-income credit unions and minority- or women-owned financial institutions that primarily lend or facilitate lending in LMI areas or to LMI individuals to promote community development. These deposits need not also benefit a financial institution’s Assessment Area or the Broader Statewide or Regional Area to be CRA-qualified.

The 2016 Q&A stated that investments in nationwide funds may be suitable investment opportunities, particularly for large financial institutions with a nationwide branch footprint. Also, it stated that other financial institutions, including those with a nationwide business focus, may find such funds to be efficient investment vehicles to help meet community development needs in their Assessment Area(s) or the Broader Statewide or Regional Area that includes their Assessment Area(s). The 2016 Q&A further noted that prior to investing in such a fund, an institution should consider reviewing the fund’s investment record to see if it is generally consistent with the institution’s investment goals and the geographic considerations in the CRA regulations. The 2016 Q&A goes on to state that examiners will consider investments in nationwide funds that benefit the institution’s Assessment Area(s), and that examiners will also consider investments in nationwide funds that benefit the Broader Statewide or Regional Area that includes the institution’s Assessment Area(s).

It should be noted that previously published Interagency Questions and Answers Regarding Community Reinvestment (“Q&As”) by the Agencies referenced nationwide funds. For example, the Q&A effective November 12, 2013 (the “2013 Q&A”) adopted new and revised guidance that supplemented prior guidance from 2010 that removed burdensome reporting and earmarking requirements for both the shareholder institutions and nationwide funds. Specifically, the 2013 Q&A revised a previous Q&A that institutions that invest in nationwide funds may provide documentation from a nationwide fund to demonstrate the geographic benefit to its Assessment Area(s) or the Broader Statewide or Regional Area that includes its Assessment Area(s) and, at an institution’s option, it could provide information that a fund has explicitly earmarked its projects or investments to certain investors. The Agencies in the 2013 Q&A document addressed the concern that side letters and earmarking of projects was burdensome on institutions and funds and have seemingly become mandatory by revising the relevant Q&A whereby it no longer expressly included the option for institutions to provide written documentation from the fund demonstrating earmarking, side letters, or pro-rata allocations.

The Fund generally holds CRA-qualifying investments with a primary purpose of community development that will directly or indirectly benefit one or more of a financial institution shareholder’s Assessment Area(s) or a Broader Statewide or Regional Area that includes the shareholder’s Assessment Area(s). The Adviser will provide each shareholder with information that reasonably demonstrates that the purpose, mandate, or function of the Fund is community development and includes serving geographies and/or individuals located within the institution’s Assessment Area(s) or a Broader Statewide or Regional Area that includes the institution’s Assessment Area(s), and the shareholder, at its option, may provide such documentation in connection with its CRA evaluation.

Each shareholder will indirectly own an undivided interest in all the Fund’s investments. The Fund may also invest in securities that meet the Fund’s community development investment objectives outside a shareholder’s Assessment Area(s), especially when investment opportunities within the Assessment Area(s) are limited or unavailable.

Investments are not typically designated as CRA-qualifying at the time of issuance by any governmental agency. Accordingly, the Adviser must evaluate whether each potential investment may be CRA-qualifying with respect to a specific shareholder. The final determinations that securities are CRA-qualifying are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Adviser’s evaluation of securities as CRA-qualifying. If the Adviser learns that a security acquired for CRA purposes is not likely to be deemed CRA-qualifying, for example due to a change in circumstances pertaining to the security, ordinarily the Adviser would instruct the Sub-Adviser to cause the Fund to sell that security and instruct the Sub-Adviser to attempt to acquire a replacement security that the Adviser deems CRA-qualifying.

In determining whether a particular investment is qualified, the Adviser will assess whether the investment has as its primary purpose community development. The Adviser will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration’s Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; (4) funds activities that revitalize or stabilize LMI areas, designated disaster areas, or nonmetropolitan middle-income areas that have been designated as distressed or underserved by the institution’s primary regulator; or (5) supports, enables, or facilitates certain projects or activities that meet the “eligible uses” criteria described in the Housing and Economic Recovery Act of 2008. An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently LMI, or supports permanent job creation, retention, and/or improvement in LMI areas targeted for redevelopment by federal, state, local, or tribal governments. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Adviser maintains documentation, readily available to a financial institution or its examiner, supporting its determination that a security is a qualifying investment for CRA purposes.

There may be a time lag between sale of the Fund’s shares and the Fund’s acquisition of a significant volume of investments consistent with the community development purpose of the Fund in a particular geographic area. The length of time will depend upon the depth of the market for CRA-qualified investments in the relevant area and other market factors. In some cases, the Adviser expects that CRA-qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA-qualified investments in a particular area. The Adviser believes that investments in the Fund during these time periods will be considered CRA-qualified, because the purpose of the Fund is for community development and the Fund is likely to achieve a significant volume of investments after a reasonable period of time. However, the final determinations that securities are CRA-qualifying are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Adviser’s evaluation of securities as CRA-qualifying. As the Fund continues to operate, it may dispose of securities that were acquired for CRA-qualifying and similar purposes, in which case the Adviser will normally instruct the Sub-Adviser to attempt to acquire a replacement security that would be CRA-qualifying.

Fund Investments

Ginnie Mae securities and U.S. Treasury bills, notes and bonds are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac securities are issued by U.S. Government-sponsored enterprises. These securities are neither issued nor guaranteed by the United States Treasury and therefore, are not backed by the full faith and credit of the U.S. Government.

Taxable municipal bonds are rated as to their creditworthiness by various rating agencies.

The Fund may invest in mortgage-backed securities, such as those issued by Ginnie Mae, Freddie Mac and Fannie Mae, which generally pay monthly payments consisting of both interest and principal. The value of mortgage-backed securities is based on the underlying pools of mortgages that serve as the asset base for the securities.

The Fund may also invest in Federal Housing Administration (“FHA”) project loans which are mortgage loans insured by the FHA.

Certificates of deposit (“CDs”) are promissory notes issued by banks and other financial institutions for fixed periods of time at fixed rates of interest. The Fund may invest in CDs issued by Community Development Financial Institutions or other eligible depositories. Early withdrawal of CDs may result in penalties being assessed against the holder of the CDs.

The Fund may invest in repurchase agreements with broker-dealers, banks and other financial institutions, provided that the Fund’s custodian always has possession of the securities serving as collateral for the repurchase agreements or has proper evidence of book entry receipt of said securities. In a repurchase agreement, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the Fund’s investment. If an institution with whom the Fund has entered into a repurchase agreement enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy under guidelines approved by the Board.

The Fund may also engage in reverse repurchase transactions in which the Fund sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by the Fund.

The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but the Fund will maintain a segregated account with its custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions. A risk of investing in this manner is that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place.

Securities purchased by the Fund may include variable rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. In the case of variable rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer and the liquidity agent of a variable rate obligation default on the payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

The Fund also may invest in securities issued by other investment companies that may be CRA-qualifying, including money market funds and certain fixed income ETFs. Under normal conditions the Fund would expect to invest less than 5% of its total assets in securities issued by other investment companies.

The Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements. This strategy could prevent the Fund from achieving its investment objectives and could reduce the Fund’s return and affect its performance during a market upswing.

MORE INFORMATION ABOUT RISKS

Risk Information

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser and the Sub-Adviser make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The effect on the Fund’s share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

More Information About Principal Risks

Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae or Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. Government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

An investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The Fund may be particularly appropriate for banks and other financial institutions that are subject to the CRA. The value of the Fund’s investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other political and economic factors. There is no assurance that the Fund can achieve its investment objectives, since all investments are inherently subject to market risk. There also can be no assurance that either the Fund’s investments or shares of the Fund will receive investment test credit or other credit under the CRA.

Changes in laws, regulations or the interpretation of laws and regulations could pose risks to the successful realization of the Fund’s investment objectives. For example, both the U.S. Treasury and its OCC have proposed CRA reforms since 2017, including an Advance Notice of Proposed Rulemaking in November 2018 by the OCC; a Joint Notice of Proposed Rulemaking by the OCC and FDIC in December 2019; and, the Final Rule published by the OCC in the Federal Register on June 5, 2020. That Final Rule, however, was rescinded by the OCC on December 15, 2021. The FRB issued an Advance Notice of Proposed Rulemaking in September 2020. The three federal regulators put forth a Joint Notice of Proposed Rulemaking on May 5, 2022 with a comment period closing on August 5, 2022, and a Final Rule was issued on October 24, 2023 that would become effective on January 1, 2026. That Final Rule was legally challenged by the industry on February 5, 2024 in the U.S. District Court for the Northern District of Texas; an industry injunction was granted on March 29, 2024, and the federal regulators filed a Notice of Appeal on April 18, 2024 in the U.S. Court of Appeals for the Fifth Circuit. Since then, various Amicus Briefs were filed, including one by Kenneth H. Thomas, Ph.D. on September 25, 2024 in support of the industry. On July 16, 2025, Federal bank regulatory agencies (FRB, FDIC and OCC) jointly issued a proposal to rescind the CRA final rule issued in October 2023 and replace it with the prior CRA regulations that were originally adopted by the agencies in 1995, with certain technical amendments. Because the 2023 final rule is subject to legal action and has not taken effect, the agencies continue to apply the 1995 regulations to banks today. Comments on the proposal were due August 18, 2025. It is not known what changes, if any, will be made to the CRA over the life of the Fund or how any possible changes will impact the Fund. CRA regulations play an important part in influencing the readiness and capacities of financial institutions to originate CRA-qualifying securities. Changes in the CRA might impact Fund operations and might pose a risk to the successful realization of the Fund’s investment objectives. In addition, any premiums paid for securities that comply with the CRA may result in reduced yields or returns to the Fund.

Many investments purchased by the Fund will have one or more forms of credit enhancement. An investor in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue’s credit quality and appropriate pricing level. There can be no assurance that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment.

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Fund will incur losses. In addition, asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Convertible Securities — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations.

Current Market Conditions Risk — A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If any geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund's assets may decline. Additional examples of events that led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (“AI”) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.

Cybersecurity — With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Adviser, Sub-Adviser, administrator, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause your investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such issuers to lose value.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position prior to expiration. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease. Additionally, Rule 18f-4 could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Exchange-Traded Funds (ETFs)— The Fund may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These risks may be heightened in a low interest rate environment. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, the Fund’s value may fluctuate and or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Futures Contracts — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If the Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser and the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. In a low interest rate environment, the risk of a decline in value of the Fund’s portfolio securities associated with rising rates is heightened because there may be a greater likelihood of rates increasing, potentially rapidly. In a declining interest rate environment, the Fund generally will be required to invest available cash in instruments with lower interest rates than those of the current portfolio securities.

Investment Style — Investment style risk is the risk that the Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage — Certain Fund transactions, such as derivatives, may give rise to a form of leverage. These transactions may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder. The Rule 18f-4 requires, among other things, that the Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

SOFR — Public and private sector actors have worked to establish alternative reference rates, like SOFR, to be used in place of LIBOR as the publication of LIBOR has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Ginnie Mae, which are backed by the “full faith and credit” of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (“CMBS”), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by the Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to the Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by the Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Prepayment — The Fund’s investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Repurchase Agreement — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Swap Agreements — Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as the London Inter-Bank Offered Rate or the prime rate.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) without actually purchasing those stocks; to make an investment without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

U.S. Government Securities — Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

INVESTMENT ADVISER

Community Development Fund Advisors, LLC, located at 6255 Chapman Field Drive, Miami, Florida 33156, was organized under the laws of the State of Delaware as a limited liability company on July 25, 2011. The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser was organized to provide investment advice to the Fund. As of December 31, 2025, the Adviser had approximately $326 million in assets under management.

The Fund’s assets are managed by the Sub-Adviser under the direction of the Adviser. The Sub-Adviser manages the Fund’s assets in a way that it believes will help the Fund achieve its goals and the Adviser oversees the Sub-Adviser’s implementation of the Fund’s investment strategy. The Adviser continuously monitors the performance of the Sub-Adviser (including trade execution), performs certain due diligence functions (such as assessment of changes in personnel or other developments at the Sub-Adviser or other service providers) and oversees the Sub-Adviser’s compliance with the Fund’s investment objectives, policies and guidelines, including the Fund’s investments that are intended to qualify for CRA credit. The Adviser manages all CRA compliance and regulatory matters for the Fund and directs the Sub-Adviser to seek investments for the Fund’s portfolio based on shareholder Assessment Area(s) or Broader Statewide or Regional Area that include shareholder Assessment Area(s) and/or the ability for investments to provide CRA qualification. In exchange for its advisory services, the Adviser receives a fee of 0.30% of the Fund’s average daily net assets. The Adviser pays the Sub-Adviser out of the advisory fees it receives from the Fund.

The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary course of such Fund’s business (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until April 30, 2027. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (other than excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment (less any reimbursement previously paid) if at any point total annual Fund operating expenses (other than excluded expenses) are below the expense cap at the time of both (i) such fee reduction or reimbursement and (ii) the recoupment. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2027.

For the fiscal year ended December 31, 2025, the Fund paid 0.26% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

Additionally, pursuant to a Shareholder Servicing Plan (as defined below) that has been approved by the Board, the Adviser will maintain books and records that document that the Fund generally holds impact investments with a primary purpose of community development and explicitly earmark specific securities to specific shareholders as requested and track shareholder geographic investments, including Assessment Areas for CRA-qualifying and similar purposes. The Adviser will then provide reports to shareholders for CRA qualification and similar purposes as requested and will maintain an e-mail address and phone number through which shareholders can contact the Adviser with compliance related inquires. These shareholder services will be provided by the Adviser separate and apart from the advisory agreement. For the shareholder services it provides, the Adviser will be paid 0.20% of the Fund’s average daily net assets. Additional information about the Shareholder Servicing Plan is included in the “Distribution and Shareholder Servicing Plans” section below.

Kenneth H. Thomas, Ph.D., the Adviser’s principal, may, separate and apart from his role with the Adviser, enter into consulting agreements with organizations that are also shareholders of the Fund. Any such consulting arrangement is separate and apart from the services performed by the Adviser pursuant to the Fund’s Shareholder Servicing Fee. Mr. Thomas has consulted with respect to the CRA since 1977.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement is available in the Fund’s report filed on Form N-CSR for the fiscal year ended December 31, 2025. The Fund’s most recent annual and semi-annual reports are available on the Fund’s website, www.CommunityDevelopmentFund.com, or online at sec.gov.

The Adviser may pay compensation from time to time to certain institutions and other persons in connection with the sale, distribution and/or servicing of Class A Shares of the Fund.

INVESTMENT SUB-ADVISER

MetLife Investment Management, LLC, a Delaware limited liability company founded in 2006, serves as the investment sub-adviser to the Fund. The Sub-Adviser’s principal place of business is located at One MetLife Way, Whippany, New Jersey 07981. The Sub-Adviser is a wholly owned subsidiary of MetLife, Inc. (“MetLife”), a publicly held company. The Sub-Adviser selects, buys, and sells securities for the Fund under the oversight of the Adviser and the Board. As of December 31, 2025, the Sub-Adviser had approximately $741.7 billion in assets under management.

The Adviser and the Sub-Adviser are parties to a sub-advisory agreement dated December 11, 2017 under which the Sub-Adviser provides sub-advisory services to the Fund. For its services provided pursuant to the sub-advisory agreement, the Sub-Adviser receives a fee from the Adviser at an annual rate of 0.15% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement is available in the Fund’s report filed on Form N-CSR for the fiscal year ended December 31, 2025. The Fund’s most recent annual and semi-annual reports are available on the Fund’s website, www.CommunityDevelopmentFund.com, or online at sec.gov.

Portfolio Manager

Kevin Hendrickson, CFA, is a senior member of the structured products team for the Sub-Adviser’s public fixed income team and has managed the Fund since 2019. Mr. Hendrickson has been with MetLife Investment Management, LLC and its predecessor firms since 2007. Prior to becoming a portfolio manager in 2019, he was responsible for trading core-based products with a focus on mortgage- and asset-backed securities.

The SAI provides additional information about portfolio manager compensation, other accounts that they manage, and their ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This prospectus describes the Class A Shares of the Fund.

The Fund expects that Fund investors that are subject to examination for CRA compliance will seek favorable regulatory consideration of their Fund investment under the CRA; however, there is no guarantee that an investor will receive CRA credit for an investment in the Fund. At the time of an investment in the Fund, an investor that meets the $1,000,000 minimum investment threshold may request to have its investment amount invested in particular areas of the United States as its preferred geographic focus or designated target region solely for CRA accreditation purposes. However, there is no guarantee that investments will be made in designated target regions or that shares will be eligible for CRA credit. Each shareholder’s returns will be based on the investment performance of the Fund’s blended overall portfolio of investments and not just on the performance of the assets, if any, in the designated target region(s) selected by that shareholder.

Class A Shares of the Fund are available for purchase only by financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them and by other institutional investors. However, CRA credit will only directly benefit financial institutions that are subject to the CRA. Class A Shares currently are not offered to individual investors.

HOW TO PURCHASE FUND SHARES

The Fund’s shares are offered on a continuous basis at NAV per share.

If your request to buy Class A Shares of the Fund is received in proper form by the Fund’s transfer agent by 4:00 p.m. (Eastern time) on a Business Day, the price you pay will be the NAV per share next determined. If your request to buy Class A Shares of the Fund is received in proper form by the Fund’s transfer agent after 4:00 p.m. (Eastern time) on a Business Day or on a non-Business Day, the price you pay will be the NAV per share next determined on the next Business Day. A purchase request is considered to be “in proper form” when all necessary information is provided and all required documents are properly completed, signed and delivered, and when payment for Fund shares has been received by the Fund’s transfer agent. See “Purchases by Wire Transfer” and “Purchases by Mail” below.

The minimum initial investment for Class A Shares is $1,000,000. The Fund reserves the right in its discretion to vary or waive the minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

The Adviser may pay additional compensation from time to time to certain institutions and other persons in connection with the sale, distribution and/or servicing of Class A Shares of the Fund.

Purchases By Wire Transfer

You may purchase shares by making a wire transfer of federal funds to UMB Fund Services, Inc., the Fund’s transfer agent. You must include the full name in which your account is registered and the Fund account number, and should address the wire transfer as follows:

UMB Bank, N.A.

1010 Grand Blvd

Kansas City, MO 64106

ABA #: 101000695

A/C: 9872190378

For Credit to: The Community Development Fund

For further credit to: (Your Name)

Investor Account Number: (Your Acct. No.)

Name or Account Registration

SSN or TIN

Before making an initial investment by wire transfer, you must forward a completed new account application with your taxpayer identification number and signature(s) of authorized officer(s) along with a corporate resolution dated within 60 days verifying the authorized signers to the Fund (1) by fax to the Fund’s transfer agent at 1-414-299-2178 or (2) by mail to:

Regular Mail

The Community Development Fund

PO Box 2175

Milwaukee, WI 53201

Overnight Mail

The Community Development Fund

C/O UMB Fund Services

235 W Galena Street

Milwaukee, WI 53212

Purchases By Mail

To purchase Class A Shares by mail, complete an account application, including the name in which the account is registered and the account number. Mail the completed application and a check payable to The Community Development Fund to:

Regular Mail

The Community Development Fund

PO Box 2175

Milwaukee, WI 53201

Overnight Mail

The Community Development Fund

C/O UMB Fund Services

235 W Galena Street

Milwaukee, WI 53212

Initial share purchases must be accompanied by a completed new account application and a corporate resolution dated within 60 days verifying the authorized signers. If shares are purchased by check and redeemed within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, a period of up to fifteen days.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted.

You will receive a statement showing the number of Class A Shares purchased, the NAV at which your shares were purchased, and the new balance of Class A Shares owned each time you purchase Class A Shares of the Fund. The Fund does not issue share certificates. All full and fractional shares will be carried on the books of the Fund.

All applications to purchase Class A Shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders.

Pricing of Fund Shares

The price of the Fund’s Class A Shares is based on the NAV per share. The NAV per share is determined as of the close of normal trading on the NYSE (normally 4:00 p.m. Eastern time) every Business Day. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. You can buy and sell Class A Shares of the Fund on any Business Day. The Fund will not price its Class A Shares on national holidays or other days when either the NYSE or the Fund’s custodian is closed for trading (the NYSE is closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day).

NAV per share for Class A Shares is calculated by dividing the total value of the Fund’s assets attributable to Class A Shares after subtracting liabilities attributable to Class A Shares by the number of outstanding Class A Shares. The Fund’s portfolio securities are valued at market value based on independent third-party pricing. The Board has designated the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. The Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Adviser, subject to the review and supervision of the Board. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. In addition, the Adviser, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. The use of fair valuation involves the risk that the values used by the Adviser to price Fund investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

Purchases of Shares Through a Financial Intermediary

Class A Shares of the Fund may be available through financial intermediaries. Certain features of the Fund’s Class A Shares, such as the initial investment minimum, may be modified or waived by a financial intermediary. A financial intermediary may impose transaction or administrative charges or other direct fees. Therefore, you should contact the financial intermediary acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Class A Shares and should read this prospectus in light of the terms governing your accounts with the financial intermediary.

Financial intermediaries will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients and customers. A financial intermediary or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment and the order received by the Fund no later than the Fund’s pricing on the following Business Day. If payment is not received by such time, the financial intermediary could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or, if applicable, its authorized designee accepts a purchase or redemption order in proper form, provided payment and the order are received by the Fund on the following Business Day. Orders received by the Fund in proper form will be priced at the NAV for Class A Shares next computed after they are accepted by the financial intermediary or its authorized designee.

For further information as to how to direct a financial intermediary to purchase or redeem Class A Shares of the Fund on your behalf, you should contact your financial intermediary.

If the Fund’s transfer agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to the state’s unclaimed property administrator in accordance with statutory requirements.

Exchange of Securities

The Fund may issue Class A Shares in exchange for securities owned by an investor. The Fund will issue its Class A Shares only in exchange for securities that are determined by the Adviser and the Sub-Adviser to be appropriate, in type and amount, for investment by the Fund in light of the Fund’s investment objectives and policies and current holdings. To determine the number of Class A Shares that will be issued in the exchange, the investor’s securities will be valued by the method used for valuing the Fund’s portfolio securities.

To discuss arrangements for purchasing Class A Shares of the Fund in exchange for your securities, contact the Adviser toll-free at 1-844-445-4405.

Frequent Purchases and Redemptions of Fund Shares

In accordance with the policy adopted by the Board, the Fund discourages mutual fund market timing and requires the Fund’s service providers to maintain adequate procedures designed to provide reasonable assurance that market timing activity will be identified and terminated. Mutual fund market timing involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing may disrupt the portfolio management strategies, harm the performance of the Fund, dilute the value of Fund shares and increase brokerage and administrative costs.

Pursuant to this policy, which applies to all accounts investing in the Fund, the Fund’s service providers are specifically prohibited from knowingly opening accounts for the purpose of market timing in the Fund, entering client trades for the purpose of market timing, processing exchanges or switches for the purpose of market timing and assisting a shareholder in commingling multiple clients’ funds in an omnibus account for the purpose of mutual fund market timing.

The Fund’s Chief Compliance Officer shall report any suspected market timing activity in the Trust promptly to the Board. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries. The Fund reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

“Market timing” refers to a pattern of frequent purchases and sales of the Fund’s shares, often with the intent of earning arbitrage profits. Market timing of the Fund could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing the Fund to incur unwanted taxable gains and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Fund to deter short-term trading. The Fund’s transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases into the Fund from that shareholder’s account. A shareholder will be considered to be engaging in excessive short-term trading in the Fund if the shareholder conducts four or more “round trips” in the Fund in any twelve-month period or if the Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold. A round trip involves the purchase of shares of the Fund and the subsequent redemption of all or most of those shares.

The Fund, in its sole discretion, also reserves the right to reject any purchase request for any reason without notice.

Judgments with respect to implementation of the Fund’s policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund’s policies, the Fund may consider (to the extent reasonably available) an investor’s trading history in accounts under common ownership, influence or control and any other information available to the Fund.

The Fund’s monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund’s monitoring techniques. Operational or technical limitations may also limit the Fund’s ability to identify short-term trading activity.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-844-445-4405.

HOW TO SELL YOUR FUND SHARES

Financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund’s authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law.

Receiving Your Money

Typically, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds.

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the SEC, or when the major exchanges are closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund may redeem all Class A Shares held by a shareholder whose account value is less than the minimum initial investment as a result of redemptions.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Distributor

Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser or any other service providers for the Fund.

Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A Shares. The Distribution Plan allows the Fund to pay annual fees of up to 0.25% of the Fund’s average daily net assets attributable to its Class A Shares for the sale and distribution of Class A Shares and for shareholder services (excluding services specified under the Shareholder Servicing Plan as defined below) provided to the holders of Class A Shares. Because they are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund typically will pay the Distributor, the Adviser and/or certain associated persons of the Adviser participating in the sale of securities, 0.25% per year of the Fund’s average daily net assets attributable to its Class A Shares. If you hold your Class A Shares for a substantial period of time, distribution fees may total more than the economic equivalent of the maximum front-end sales charge currently allowed by the Conduct Rules of FINRA.

Shareholder Servicing Plan

The Adviser will maintain books and records that explicitly earmark specific securities to specific shareholders for CRA-qualifying and similar purposes. The Fund has adopted a Shareholder servicing plan (the “Shareholder Servicing Plan”) with respect to Class A Shares that allows such Class A Shares to pay the Adviser a fee in connection with the ongoing recordkeeping and compliance services provided to shareholders at an annual rate of up to 0.20% of average daily net assets of the Class A Shares. Although all holders of Class A Shares will bear their pro rata portion of the fees paid under the Shareholder Servicing Plan, institutions not subject to the CRA may not benefit from receiving services under the Shareholder Servicing Plan to the same extent that banks subject to the CRA will.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: www.CommunityDevelopmentFund.com (the “Portfolio Holdings Website”). The Fund will post its complete list of portfolio holdings as filed on Form N-Q, Form N-CSR or as exhibits to Form N-PORT as of the calendar quarter-end on the Portfolio Holdings Website after filing such information with the SEC, which is approximately, but no earlier than, 60 calendar days after such quarter-end. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website generally will remain there until replaced by new postings as described above.

A full description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to declare and pay dividends from net investment income monthly. The Fund intends to make distributions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional Class A Shares unless you indicate in the account application or otherwise in writing that you want to have dividends and distributions paid in cash.

Taxes

The following is a summary of certain United States tax considerations of investing in the Fund under current law, which may be subject to change in the future. The discussion relates solely to investors that are taxable financial institutions. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. You will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income.

Distributions attributable to any excess of net long-term capital gain over short-term capital loss are generally taxable to you as long-term capital gains regardless of how long you have held your shares.

Because the Fund will invest in debt securities and not in equity securities of corporations, Fund distributions will generally not be eligible for the reduced tax rates applicable to qualified dividend income for non-corporate shareholders or for the corporate dividends received deduction for corporate shareholders. In addition, while the Fund may invest in tax-exempt municipal securities, the Fund does not anticipate being eligible to pass through to its shareholders the tax-exempt character of its income from such securities.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code of 1986, as amended. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you purchase Fund shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying into a dividend” and should generally be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. Assuming you hold your Fund shares as a capital asset, the gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes generally do not generally apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent of a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the FIFO (first-in, first-out) method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. For all methods except specific lot identification, the Fund redeems non-covered shares first until they are depleted and then applies your elected method to your covered shares. If your shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the period of the Fund’s operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Tait, Weller & Baker LLP appear in the Fund’s Form N-CSR filing for the fiscal year ending December 31, 2025 and are available upon request by calling the Fund at 1-844-445-4405.

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value, beginning of year	$8.82	$8.85	$8.83	$9.75	$10.03

Income/(loss) from operations:
Net investment income(1)	0.30	0.27	0.22	0.13	0.09
Net realized and unrealized gain/(loss) on investments	0.22	(0.04)	0.13	(0.75)	(0.27)

Total gain/(loss) from operations	0.52	0.23	0.35	(0.62)	(0.18)

Dividends and distributions from:
Net investment income	(0.30)	(0.26)	(0.22)	(0.14)	(0.10)
Net realized gains	—	—	(0.11)	(0.16)	—
Return of capital	— ^	—	—	—	— ^

Total dividends and distributions	(0.30)	(0.26)	(0.33)	(0.30)	(0.10)

Net asset value, end of year	$9.04	$8.82	$8.85	$8.83	$9.75

Total return*	5.92%	2.67%	4.11%	(6.36)%	(1.76)%

Ratios and supplemental data
Net assets, end of year ($ Thousands)	$326,440	$206,087	$133,906	$113,547	$107,260
Ratio of expenses to average net assets (including waivers and reimbursements)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.04%	1.00%	1.02%	1.00%	1.11%
Ratio of net investment income to average net assets	3.35%	3.03%	2.51%	1.42%	0.93%
Portfolio turnover rate	76%	23%	61%	30%	12%

*	Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	Amount represents less than $(0.005).
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0.

Privacy Notice

This information is not part of the prospectus.

The Fund recognizes and respects the privacy concerns of its customers. The Fund collects nonpublic personal information about you in the course of doing business with shareholders and investors. “Nonpublic personal information” is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us and our service providers, or others;

•	Information we receive from consumer reporting agencies (including credit bureaus).

What information the Fund discloses and to whom the Fund discloses information.

The Fund only discloses nonpublic personal information the Fund collects about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations.

•	When you, the customer, direct the Fund to do so or consent to the disclosure.

•	To companies that perform necessary services for the Fund, such as shareholder servicing centers that the Fund uses to process your transactions or maintain your account.

•	To protect against fraud, or to collect unpaid debts.

Information about former customers.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information.

The Fund conducts its business affairs through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). We restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. The Fund or its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

THE COMMUNITY DEVELOPMENT FUND

Investment Adviser	Distributor

Community Development Fund Advisors, LLC	Foreside Fund Services, LLC
6255 Chapman Field Drive	Three Canal Plaza, Suite 100
Miami, Florida 33156	Portland, ME 04101

Investment Sub-Adviser	Legal Counsel

MetLife Investment Management, LLC	Morgan, Lewis & Bockius LLP
One MetLife Way	2222 Market Street
Whippany, New Jersey 07981	Philadelphia, PA 19103-3007

HOW TO OBTAIN MORE INFORMATION ABOUT THE TRUST

More information about the Fund is available without charge through the following:

Statement of Additional Information (“SAI”)

The SAI, dated May 1, 2026, as it may be amended from time to time, includes more detailed information about The Community Development Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference in this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To Obtain an SAI, Annual or Semi-Annual Report, Fund Financial Statements, or More Information:

By Telephone: 1-844-445-4405

By Mail: The Community Development Fund

Regular Mail

The Community Development Fund

PO Box 2175

Milwaukee, WI 53201

Overnight Mail

The Community Development Fund

C/O UMB Fund Services

235 W Galena Street

Milwaukee, WI 53212

By Internet: www.CommunityDevelopmentFund.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Community Development Fund, from the EDGAR Database on the SEC’s website at: https://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

The Community Development Fund’s Investment Company Act File No. is 811-23080.

STATEMENT OF ADDITIONAL INFORMATION

THE COMMUNITY DEVELOPMENT FUND

Class A Shares (CDCDX)

Adviser: Community Development Fund Advisors, LLC

Sub-Adviser: MetLife Investment Management, LLC

Administrator: SEI Investments Global Funds Services

Custodian: UMB Bank, N.A.

Distributor: Foreside Fund Services, LLC

Transfer Agent: UMB Fund Services, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Community Development Fund (the “Trust,” and its sole series thereunder, the “Fund”) and should be read in conjunction with the Fund’s prospectus dated May 1, 2026, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The Fund’s audited financial statements dated December 31, 2025, including notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are included in the most recent Form N-CSR for the Fund, and are incorporated by reference into this SAI. Shareholders may obtain copies of the Fund’s Prospectus, the Fund’s Annual or Semi-Annual Reports, and other information such as the Fund’s financial statements, upon request and free of charge by writing to the Fund at PO Box 2175, Milwaukee, WI 53201 (Overnight Mail: C/O UMB Fund Services, 235 W Galena Street, Milwaukee, WI 53212), by toll-free telephone request at 1-844-445-4405, or on the Internet at www.CommunityDevelopmentFund.com.

May 1, 2026

THE TRUST

The Fund is an open-end management investment company that was established as a Delaware statutory trust pursuant to a Certificate of Trust dated August 12, 2011. The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of portfolios. Currently, the Trust offers one class of shares, although in the future additional classes of shares may be offered that may provide for variations in distribution, shareholder and administrative servicing fees, transfer agent fees, certain voting rights and dividends. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund.

The management and affairs of the Trust are supervised by the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”) under the laws of the State of Delaware. The Trustees have approved contracts under which, as described in this SAI, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

The investment adviser to the Fund, Community Development Fund Advisors, LLC, is herein referred to as the “Adviser,” and the investment sub-adviser, MetLife Investment Management, LLC is referred to as the “Sub-Adviser.”

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objectives are to provide current income consistent with the preservation of capital and enable institutional investors, including those that are subject to regulatory examination under the Community Reinvestment Act of 1977, as amended (the “CRA”), to claim favorable regulatory consideration of their investment.

The following investment information supplements that set forth in the Prospectus, which describes the Fund’s principal investment strategies and the types of debt securities and other debt instruments in which the Fund primarily invests.

Under normal circumstances, the Fund will invest primarily in (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and (2) other investment grade fixed income securities.

Under normal circumstances, the Fund will seek to invest at least 80% of its net assets in debt securities and other debt instruments that the Fund’s investment adviser believes will be CRA-qualifying. Such securities would include single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”). The Fund may also invest in certain securities issued by the Small Business Administration and other U.S. Government agencies, authorities, instrumentalities and sponsored enterprises.

The Fund may invest in taxable municipal bonds whose primary purpose is community development. The Fund may also invest in tax-exempt municipal securities.

The Fund may invest in certificates of deposit that are insured by the Federal Deposit Insurance Corporation (“FDIC”) and are issued by financial institutions that are (1) certified as Community Development Financial Institutions or (2) low-income credit unions, or minority- or women-owned and primarily lend or facilitate lending in low- and moderate-income (“LMI”) areas or to LMI individuals to promote community development. Although as a general matter an institution’s CRA activities will be evaluated based on the extent to which they benefit the institution’s delineated assessment area(s) or a Broader Statewide or Regional Area that includes the institution’s assessment area(s), deposits with low-income credit unions or minority- or women-owned financial institutions need not also benefit a shareholder’s assessment area or the Broader Statewide or Regional Area to be CRA-qualified.

While the Fund is seeking to invest available cash in CRA-qualifying investment opportunities, the Fund may invest in money market instruments, debt securities issued or guaranteed by the US Government or its agencies, certain derivative instruments (including futures contracts, options and swaps) that provide exposure to one or a basket of securities, and, to a more limited extent, repurchase agreements, convertible securities, or shares of exchange-traded funds (“ETFs”) that are consistent with the Fund’s investment objectives. Under normal conditions the Fund would expect to invest less than 10% of its total assets in repurchase agreements, convertible securities, or shares of ETFs.

The Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified.

There can be no assurance that the Fund will achieve its investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The following are descriptions of the permitted investments and investment practices of the Fund, including those discussed in the Fund’s “Investment Objectives and Policies” section, and the associated risk factors. The Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Adviser and Sub-Adviser, such investments or investment practices will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of these areas. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with and not permitted by the Fund’s stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s investment objectives.

The Adviser believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them; however, there is no guarantee that an investor will receive CRA credit for an investment in the Fund. The Fund’s goal of holding debt securities and other debt instruments that will allow shares of the Fund to be deemed qualified under the CRA will cause the Adviser and Sub-Adviser to take this factor into account in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of longer-term investments believed to be CRA-qualified. Also, CRA-qualified investments in geographic areas sought by the Fund may not provide as favorable of a return as CRA-qualified investments in other geographic areas. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying and similar purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that: (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration (“FHA”) under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Ginnie Mae insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development (“HUD”) through the FHA insurance fund. The credit backing of all FHA and Ginnie Mae projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Convertible Securities—Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. The Fund may purchase convertible securities of all ratings, as well as unrated securities.

CURRENT MARKET CONDITIONS RISK—A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. In particular, the imposition of tariffs on foreign countries has led to retaliatory tariffs by certain foreign countries and could lead to retaliatory tariffs imposed by additional foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, advancements in technologies such as artificial intelligence may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund.

DERIVATIVES—The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), signed into law in 2010, granted significant new authority to the U.S. Securities and Exchange Commission (“SEC”) and the U.S. Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades.

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivative transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Registered investment companies that don’t qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”); and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.

The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.

The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivative transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivative transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivative transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

EXCHANGE-TRADED FUNDS—An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, the Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks associated with the direct ownership of the securities in which the ETF invests, although lack of liquidity in an ETF could result in it being more volatile than the ETF’s underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly.

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s net asset value. Securities held by the Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund’s shares. Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term securities in which a portfolio may invest are more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”), or, if not rated, are determined to be of comparable quality by the Adviser and Sub-Adviser. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics and also have speculative characteristics. Securities rated Baa3 or higher by Moody’s Investor Services, Inc. (“Moody’s”) or BBB- or higher by S&P Global Ratings (“S&P”) are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. Although issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories.

Taxes. The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and is therefore subject to the distribution requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. The Fund may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Fund’s returns, as permitted by its stated investment policies. Instances in which the Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The Fund may use futures for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Fund’s use of futures contracts and options on futures, including the following: (i) the success of a hedging strategy may depend on an Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES—The Fund may invest in securities issued by Ginnie Mae, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to Ginnie Mae guarantees.

Ginnie Mae securities represent ownership in a pool of federally insured mortgage loans. Ginnie Mae certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, Ginnie Mae certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular Ginnie Mae pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Ginnie Mae securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although Ginnie Mae certificates may offer yields higher than those available from other types of U.S. Government securities, Ginnie Mae certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, Ginnie Mae certificates tend not to increase in value as much as most other debt securities when interest rates decline.

ILLIQUID INVESTMENTS—To maintain liquidity, the Fund may hold a portion of its net assets in repurchase agreements or other short-term instruments and/or cash. Under normal conditions, the Fund will hold no more than 10% of its net assets in such instruments. The Fund will not invest more than 15% of the value of its net assets in illiquid investments, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable. Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. The Fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid investments described above, Rule 144A securities will not be considered to be illiquid if an Adviser has determined, in accordance with guidelines established by the Board, that an adequate trading market exists for such securities.

INVESTMENT COMPANIES—The Fund may invest in securities issued by other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the investment companies’ operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act and regulations under the 1940 Act and any applicable exemptive relief. The Fund generally limits its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

The Fund may rely on Section 12(d)(1)(F) of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions, the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund. The Fund may also rely on Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the Rule including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by an Adviser to be of the highest short-term credit quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. Government pass-through securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. Ginnie Mae and Fannie Mae also each guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PC securities”), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by Ginnie Mae, including Ginnie Mae Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), are guaranteed as to the timely payment of principal and interest by Ginnie Mae and are backed by the full faith and credit of the U.S. Government. Ginnie Mae certificates are also supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae’s senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae’s common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, and is owned entirely by private stockholders. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Fannie Mae’s and Freddie Mac’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. The conditions attached to the financial contribution made by the Treasury to Fannie Mae and Freddie Mac and the issuance of this senior preferred stock place significant restrictions on the activities of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Fannie Mae’s and Freddie Mac’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Fannie Mae and Freddie Mac provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment was to be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013 and decreased by $600 million in each subsequent year through 2017. It is believed that this amendment put Fannie Mae and Freddie Mac in a better position to service their debt because it eliminated the need for the companies to have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced that it was further amending the Agreement, now permitting Fannie Mae and Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 amendment.

Under a letter agreement entered into in January 2021, each company is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each company to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each company has the minimum capital required by FHFA’s rules.

Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each company will end when the director of FHFA determines that FHFA’s plan to restore the company to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause the Fund’s investments to lose value.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer higher yields than those available from other types of U.S. Government securities, the prepayment feature may cause mortgage-backed securities to be less effective than other types of securities as a means of “locking in” attractive long-term rates. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. The Fund may invest in private pass-through mortgage-backed securities. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The Fund may invest in CMBS. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property.

Uniform Mortgage-Backed Securities ("UMBS"). Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of UMBS (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative seeks to support the overall liquidity of the to-be-announced (“TBA”) market. Fannie Mae and Freddie Mac began issuing UMBS in June 2019. While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a Fund, to adapt to the issuance of UMBS. The Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain.

Collateralized Mortgage Obligations. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent that the Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by Ginnie Mae certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

Real Estate Mortgage Investment Conduits. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. Ginnie Mae REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an “average life estimate.” An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid investments is provided under the section “Illiquid Investments” above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS—Bank obligations include the following:

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid investments is provided under the section “Illiquid Investments” above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid investments is provided under the section “Illiquid Investments” above.

OPTIONS—The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. Options on indices may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Fund may trade put and call options on securities, securities indices and currencies, as an Adviser determines is appropriate in seeking the Fund’s investment objectives, and except as restricted by the Fund’s investment limitations as set forth below. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include those discussed in the Prospectus, as well as: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER SECURITIES—As the universe of CRA-qualified securities expands, the Fund may purchase qualified securities that the Adviser (or Sub-Adviser) believes are consistent with the achievement of the Fund’s investment objectives. The Fund and its shareholders will bear the risks associated with investments in any such securities. The Fund will invest only in securities that meet the credit standards set forth in the Prospectus and this SAI and that the Adviser (or Sub-Adviser) believes will not be inconsistent with the Fund’s objective of providing financial institutions with investment test credit under the CRA.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. The Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser (or Sub-Adviser). The repurchase agreements entered into by the Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The Adviser (or Sub-Adviser) monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of the Fund in repurchase agreements may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

RISKS OF CYBER ATTACKS—With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber attacks affecting the Fund or any of its intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

SECURITIES LENDING—The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral will be subject to possible depreciation in value. The Fund will continue to accrue interest on the securities loaned and will also earn income on the loans. Any cash collateral received by the Fund will be invested in high quality, short-term money market instruments. Loans will generally be short term, will be made only to borrowers that the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risk.

SOFR—Public and private sector actors have worked to establish alternative reference rates, like SOFR, to be used in place of LIBOR as the publication of LIBOR has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally cleared or over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, asset, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as SOFR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying assets for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

The Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that an Adviser believes to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards (“NDFs”). Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swap), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps.

In addition, the SEC adopted the Derivatives Rule on October 28, 2020. Since its compliance date of August 19, 2022, the Derivatives Rule has replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. See “Derivatives – Rule 18f-4 under the 1940 Act” above for additional information on the requirements imposed on registered funds by the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the FHA, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, Ginnie Mae, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of the Fund’s shares.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income” annually. Because the Fund will distribute its “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer’s option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer’s failure to pay interest and repay principal in accordance with the terms of the obligation. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by the Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. The Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following investment restrictions are fundamental policies of the Fund and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. As used in this SAI and in the Prospectus, a “majority of the outstanding voting securities” of the Fund or a particular class of shares means, with respect to the approval of an investment advisory agreement, Rule 12b-1 Plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or share class, as applicable, represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or share class are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or share class, as applicable.

The Fund will not:

1.	Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objectives and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned;
2.	Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and may engage in reverse repurchase transactions to the extent permitted by the 1940 Act; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the dollar amounts borrowed, subject to any limitations imposed by the 1940 Act. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding;
3.	Act as an underwriter within the meaning of the 1933 Act; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objectives, policies and limitations may be deemed to be underwriting;
4.	Purchase or sell real estate; except that the Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships;

5.	Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S. government, the District of Columbia or any of their authorities, agencies, or instrumentalities (including U.S. government-sponsored enterprises) or political subdivisions, including municipal bonds, provided such instruments are tax-exempt; or
6.	Purchase or sell commodities or commodity contracts, or invest in futures contracts or options related thereto.

The Fund has also adopted the following restrictions which may be changed by the Board without shareholder approval:

The Fund may not:

1.	Invest in companies for the purpose of exercising management or control;
2.	Purchase foreign securities;
3.	Invest in or sell put options, call options, straddles, spreads, or any combination thereof;
4.	Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position; or
5.	Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as is permitted by the 1940 Act.
6.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund’s portfolio securities generally will not constitute a violation of the limitation.

The following descriptions of certain provisions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund. Under applicable federal securities laws, the diversification of a mutual fund's holdings is measured at the time a fund purchases a security. If the Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund's securities that constitute more than 5% of the Fund's total assets, in the aggregate, might exceed 25% of the Fund's total assets. In these circumstances, the Adviser or Sub-Adviser might determine that it is in the best interests of the Fund's shareholders not to reduce one or more of the Fund's holdings in securities that constitute more than 5% of the Fund's total assets. If the Adviser or Sub-Adviser makes such a determination, the Fund's holdings in such securities would continue to exceed 25% of the Fund's total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund's total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of the Fund's assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund's total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. For the purpose of determining whether the Fund’s portfolio is concentrated in a particular industry, the Fund will look through to the securities held by other investment companies (including ETFs) in which the Fund invests. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, the Derivatives Rule permits a fund to enter into derivative transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of the Derivatives Rule.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s investment policies on lending are set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate and Commodities. The 1940 Act does not directly restrict a fund’s ability to invest in real estate or commodities, but does require that every fund have a fundamental investment policy governing such investments.

THE ADMINISTRATOR AND TRANSFER AGENT

The Administrator. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”).

Administration Agreement with the Trust. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, financial regulatory reporting and necessary office space, equipment, personnel and facilities.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to a minimum annual fee.

For the fiscal years ended December 31, 2023, 2024 and 2025, the Fund paid $195,000, $205,523 and $285,947, respectively, for these services.

The Transfer Agent. UMB Fund Services, Inc. (the “Transfer Agent”) has its principal business offices at 235 W Galena Street, Milwaukee, Wisconsin 53212. The Trust and the Transfer Agent have entered into a transfer agency agreement (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, communications with shareholders and maintaining shareholder account records. Under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual base fee of $26,712 plus certain account fees.

THE ADVISER AND SUB-ADVISER

General. Community Development Fund Advisors, LLC, located at 6255 Chapman Field Drive, Miami, Florida 33156, was organized under the laws of the State of Delaware as a limited liability company on July 25, 2011. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser was organized to provide investment advice to the Fund and the Adviser’s beneficial owners are Kenneth H. Thomas, Ph.D. and Gregory A. Thomas. As of December 31, 2025, the Adviser had approximately $326 million in assets under management.

The Fund’s assets are managed by the Sub-Adviser under the direction of the Adviser. The Sub-Adviser manages the Fund’s assets in a way that it believes will help the Fund achieve its goals and the Adviser oversees the Sub-Adviser’s implementation of the Fund’s investment strategy. The Adviser continuously monitors the performance of the Sub-Adviser (including trade execution), performs certain due diligence functions (such as assessment of changes in personnel or other developments at the Sub-Adviser or other service providers) and oversees the Sub-Adviser’s compliance with the Fund’s investment objectives, policies and guidelines, including the Fund’s investments that are intended to qualify for CRA credit. The Adviser manages all CRA compliance and regulatory matters for the Fund and directs the Sub-Adviser to seek investments for the Fund’s portfolio based on shareholder Assessment Areas and/or the ability for investments to provide CRA qualification.

Additionally, pursuant to a Shareholder Servicing Plan (as defined below) that has been approved by the Board, the Adviser maintains books and records that document that the Fund generally holds investments with a primary purpose of community development and explicitly earmark specific securities to specific shareholders as requested and track shareholder geographic investments, including Assessment Areas for CRA-qualifying and similar purposes. The Adviser provides reports to shareholders for CRA qualification and similar purposes as requested and maintains an e-mail address and phone number through which shareholders can contact the Adviser with CRA or other compliance related inquires. These shareholder services are provided by the Adviser separate and apart from the advisory agreement. For the shareholder services it provides, the Adviser is paid 0.20% of the Fund’s average daily net assets. Additional information about the Shareholder Servicing Plan is included in the “Distribution and Shareholder Servicing Plans” section below.

Kenneth H. Thomas, Ph.D., the Adviser’s principal, may, separate and apart from his role with the Adviser, enter into consulting agreements with organizations that are also shareholders of the Fund. Any such consulting arrangement is separate and apart from the services performed by the Adviser pursuant to the Fund’s Shareholder Servicing Fee.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to the Fund. Therefore, the Fund is not subject to registration or regulation under the CEA.

Investment Advisory Agreement with the Trust. The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides, or arranges for a third-party sub-adviser to provide, a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser (or the Sub-Adviser, operating pursuant to delegated authority) determines what securities and other investments will be purchased, retained or sold by the Fund and implements such determinations through the placement of orders for the execution of portfolio transactions with or through such brokers or dealers as the Adviser (or the Sub-Adviser) may select.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or, by the Adviser, on 90 days’ written notice to the Trust.

Advisory Fees. For its advisory services, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary course of such Fund’s business (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until April 30, 2027 (the “expense cap”). In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (other than excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment (less any reimbursement previously paid) if at any point total annual Fund operating expenses (other than excluded expenses) are below the expense cap at the time of both (i) such fee reduction or reimbursement and (ii) the recoupment. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2027.

For the fiscal years ended December 31, 2023, 2024 and 2025 the Fund paid the Adviser the following advisory fees:

Contractual Advisory Fees			Fees Waived by Adviser			Total Fees Paid (After Waivers) to Adviser
2023	2024	2025	2023	2024	2025	2023	2024	2025
$356,148	$461,757	$886,169	$18,716	$0	$134,250	$337,432	$461,757	$751,919

The Adviser pays the Sub-Adviser a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by the Sub-Adviser.

Conflicts of Interest. Investment decisions for the Fund may be made in conjunction with decisions for other accounts and/or funds with the same strategy. The Adviser recognizes that potential conflicts may arise with respect to other investment accounts managed by the Adviser, which may include privately offered funds, separately managed accounts of high net-worth customers and institutional investors, and other registered investment companies. These conflicts include, but may not be limited to, differing fee structures, differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Registered investment companies, private funds and separate accounts are generally invested pro-rata unless circumstances (e.g., a partially filled order) warrant a different approach. The Adviser has comprehensive policies and procedures designed to monitor and mitigate any perceived conflicts of interest.

The Sub-Adviser.

General. MetLife Investment Management, LLC, a Delaware limited liability company founded in 2006, serves as the investment sub-adviser to the Fund. The Sub-Adviser’s principal place of business is located at One MetLife Way, Whippany, New Jersey 07981. The Sub-Adviser is a wholly owned subsidiary of MetLife, Inc. (“MetLife”), a publicly held company. The Sub-Adviser selects, buys, and sells securities for the Fund under the oversight of the Adviser and the Board. As of December 31, 2025, the Sub-Adviser had approximately $741.7 billion in assets under management.

Sub-Advisory Agreement with the Adviser. The Adviser and the Sub-Adviser are parties to a sub-advisory agreement dated December 11, 2017 under which the Sub-Adviser provides sub-advisory services to the Fund (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is entitled to fee, which is calculated daily and paid monthly by the Adviser, at an annual rate of 0.15% of the average daily net assets of the Fund.

For the fiscal years ended December 31, 2023, 2024 and 2025 the Adviser paid investment sub-advisory fees to the Sub-Adviser for its management of the Fund in the amount of $178,104.98, $230,878.50 and $443,084.34, respectively.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or by the Adviser or the Sub-Adviser, on 30 days’ written notice to the other party. In addition, the Sub-Advisory Agreement will terminate automatically and immediately in the event of the termination of the Advisory Agreement.

Portfolio Management.

This section includes information about the Fund’s portfolio manager, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

Compensation. The compensation program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The compensation program is primarily comprised of three elements:

(i)	Base Salary: Base salaries are generally reviewed annually and are based on market competitiveness.
(ii)	Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.
(iii)	Long Term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.

An investment professional’s short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.

Fund Shares Owned by the Portfolio Manager. The Fund is required to show the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). As of December 31, 2025, the portfolio manager did not beneficially own shares of the Fund.

Other Accounts. As of December 31, 2025, the portfolio manager was not responsible for the day-to-day management of any other accounts in addition to the Fund.

Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when the portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Sub-Adviser is wholly owned by MetLife, is a part of MetLife Investment Management, and is affiliated with many types of U.S. and non-U.S. financial service providers, including other investment advisers, broker-dealers and insurance companies.

MetLife affiliates also invest their own capital in a broad range of investments. These investments may give rise to numerous situations where interests may conflict, including issues arising out of the investments of MetLife affiliates in entities or assets in which the Fund may invest or the Sub-Adviser may be prohibited from pursuing certain investment opportunities for the Fund due to regulatory or legal restrictions or constraints that may not have been applicable had MetLife affiliates not also invested in the same entity.

The Sub-Adviser has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.

The Sub-Adviser and/or its affiliates manage certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the Fund’s investments could be adversely affected by the manner in which the Sub-Adviser and/or its affiliates enter particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Adviser and/or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

The Sub-Adviser and its affiliates have adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with the Sub-Adviser’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. The Sub-Adviser will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of the Sub-Adviser permits a fair and equitable allocation over time.

The Sub-Adviser will manage the Fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, the Sub-Adviser and/or its affiliates may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice the Sub-Adviser may give to the Fund, or may involve a different timing or nature of action than with respect to the Fund. Where the portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the Fund may differ significantly from the results achieved by the Sub-Adviser and/or its affiliates for other client accounts.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Distributor. Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser or any other service providers for the Fund.

Under a Distribution Agreement with the Trust dated January 25, 2016 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.

The Distributor does not receive compensation from the Fund for its distribution and shareholder services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to one year and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Fund’s Class A Shares pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A Shares authorizes the Fund to pay the Distributor, the Adviser and/or certain associated persons of the Adviser participating in the sale of securities total combined annual fees (“12b-1 fees”) of up to 0.25% of the Fund’s average daily net assets attributable to its Class A Shares in consideration for distribution and shareholder services (excluding services specified under the Shareholder Servicing Plan, as defined below) and the assumption of related expenses. The Fund typically will pay the full fee provided for by the Distribution Plan even if the associated costs for providing such services are less than the full amount. The Distributor does not retain any 12b-1 fees for profit.

The Distribution Plan for Class A Shares has been approved by the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related thereto (the “Disinterested Trustees”). In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of its Class A Shares. The Distribution Plan may be terminated by a vote of a majority of the Disinterested Trustees. The Trustees will review quarterly a written report, provided by the Distributor, of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. Any amendment to materially increase the costs that the Fund’s Class A Shares bear under the Distribution Plan requires approval by a “majority of the outstanding voting securities,” i.e. Class A Shares of the Fund (as defined in the 1940 Act). For so long as the Distribution Plan is in effect, selection and nomination of Disinterested Trustees will be committed to the discretion of the Disinterested Trustees. Any agreement related to the Distribution Plan may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board, including a majority of the Disinterested Trustees.

Payments Under the Distribution Plan. For the fiscal years ended December 31, 2023, 2024 and 2025, the Fund paid the Distributor $15,135, $230,032 and $738,470, respectively, in 12b-1 fees pursuant to the Distribution Plan.

Shareholder Servicing Plan. Pursuant to a Shareholder Servicing Plan (the “Shareholder Servicing Plan”), the Class A Shares of the Fund are authorized to pay the Adviser a fee in connection with the ongoing servicing of shareholder accounts owning such Class A Shares at the annual rate of up to 0.20% of the value of the average daily net assets attributable to each of the Class A Shares of the Fund, which is calculated daily and payable monthly.

The service fees payable under the Shareholder Servicing Plan are intended to compensate the Adviser for the provision of shareholder services and may be used to provide compensation to the Adviser for ongoing service and/or maintenance of shareholder accounts with respect to Class A Shares of the Fund. Shareholder services under the Shareholder Servicing Plan may include: (i) maintaining books and records that document that the Fund generally holds investments with a primary purpose of community development; (ii) maintaining books and records that explicitly earmark specific securities to specific shareholders as requested, including Assessment Areas for CRA-qualifying and similar purposes; (iii) responding to shareholder inquiries relating to the services performed by the Adviser; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) providing information periodically to shareholders showing their investment allocation; and (vi) providing such other similar services as the Fund may reasonably request to the extent the Adviser is permitted to do so under applicable statutes, rules and regulations.

Payments by the Adviser. The Adviser, in its discretion, may make payments to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

The Adviser may also make payments to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, or other measures as determined from time to time by the Adviser. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended December 31, 2025.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and therefore have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the investment performance of the Fund and, along with the Board, is responsible for the oversight of the Sub-Adviser, which, in turn, is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time the Adviser presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Sub-Adviser and the Adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, the Board annually meets with the Adviser and, at least every other year, the Sub-Adviser, to review such services. Among other things, the Board regularly considers the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s Chief Compliance Officer regularly reports to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements annually, focusing on major areas of financial statement risk encountered by the Fund and noting any significant deficiencies or material weaknesses that were identified in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their respective reviews of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, the Sub-Adviser and the Fund’s other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are six members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Kenneth H. Thomas, Ph.D. serves as Chairman of the Board. Rodger D. Shay, Jr. serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (67%) of the Board, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee is chaired by an independent Trustee and composed of all of the independent Trustees. The Governance Committee is composed of all of the Trustees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. The Fund Complex consists of the Trust. The Trust currently has one portfolio – the Fund.

In his role as lead independent Trustee, Rodger D. Shay, Jr, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees; however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 80 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

Interested Trustees.

Kenneth H. Thomas, Ph.D. (Born: 1947), is the nation’s leading expert and author on the CRA. Dr. Thomas has advised federal bank regulators on CRA and related public policy issues, including training federal bank CRA examiners and has consulted with numerous banks and thrifts on all aspects of CRA. He also has testified before Congress and federal bank regulators several times on the CRA and related bank regulatory and public policy issues and has written numerous articles and two books on CRA. Dr. Thomas was a member of the Finance Department faculty at The Wharton School of the University of Pennsylvania for 42 years where he taught Banking and Monetary Economics. Dr. Thomas is also a member of the Board of Directors and Chairman of the Nominating/Corporate Governance Committee of NorthEast Community Bank and NorthEast Community Bancorp, Inc. He has served on the Board since 2015. The business address of Dr. Thomas is 6255 Chapman Field Drive, Miami, Florida 33156.

Gregory A. Thomas (Born: 1979) joined the Board on October 28, 2025. Mr. Thomas has served as the President and Chief Investment Officer of the Adviser since January 2022. He has over 20 years of experience in the investment management industry. Prior to joining the Adviser, Mr. Thomas served as Portfolio Manager at Segantii Capital Management from January 2021 to January 2022. Prior to 2021, Mr. Thomas held various roles at other asset management firms going back to 2002. The business address of Mr. Thomas is 6255 Chapman Field Drive, Miami, Florida 33156.

Independent Trustees.

Rodger D. Shay, Jr. (Born: 1959) joined the Board on February 27, 2018. Mr. Shay has been Chief Executive Officer and Chairman of the Board of Directors of Austin Atlantic Inc. and Austin Atlantic Capital, Inc. since June 2016. He has been the Chief Executive Officer and Chairman of Austin Atlantic Asset Management Co. since 2023. He also serves as Chairman of the Board of Directors of Anthem Bank and Trust, as Chairman of Catholic Charities Foundation, and as Chairman of the Boards of Directors of Cristo Rey Miami High School Inc., Cristo Rey Miami Work Study Program, Inc., and CRM Acquisition Co. Previously, Mr. Shay served as President of Shay Financial Services, Inc. from January 2008 to June 2016 and as a member of the Board of Directors of Asset Management Fund, Inc. from January 2005 to October 2015. The business address of Mr. Shay is 6255 Chapman Field Drive, Miami, Florida 33156.

Isabel Lacambra (Born: 1958) joined the Board on February 18, 2025. Ms. Lacambra has served as Managing Senior Vice President for City National Bank of Florida since 2017. Ms. Lacambra previously served as Senior Vice President Director of Residential Lending and Senior Vice President Director of Consumer Compliance for City National Bank of Florida from 2016 to 2017. Previously, Ms. Lacambra served as Senior Vice President for Gibraltar Private Bank & Trust from 2008 to 2016 and as Vice President Mortgage Banking Director and Vice President Division Loan Manager at Wachovia from 2005 to 2008. The business address of Ms. Lacambra is 6255 Chapman Field Drive, Miami, Florida 33156.

Judith Keyes (Born: 1958) joined the Board on October 28, 2025. Ms. Keyes has served as First Vice President and Community Reinvestment Act (“CRA”) and Corporate Responsibility Officer since November 2022. Previously, Ms. Keyes served as Vice President and CRA Officer of Amalgamated Bank from August 2021 to November 2022, Orange County Bank and Trust Company from November 2020 to August 2021 and Atlantic Stewardship Bank from March 2012 to 2019. Prior to 2012, Ms. Keyes held various roles at several other banking institutions going back to 1995. The business address of Ms. Keyes is 6255 Chapman Field Drive, Miami, Florida 33156.

Alfio “Al” Leone IV, CFA (Born: 1972) joined the Board on October 28, 2025. Mr. Leone has served as Asset-Backed Securities Evaluator at Bloomberg since 2020, where he focuses on the assessment and evaluation of structured finance instruments. Mr. Leone has nearly three decades of experience in the financial industry, specializing in portfolio management, trading and structured product analysis. Earlier in his career, Mr. Leone was a Managing Director and Structured Products Portfolio Manager at MetLife Investment Management, where he contributed to investment strategy and portfolio construction. Prior to that, he held senior roles at Logan Circle Partners, including Managing Director and Head of Structured Products, where he also managed and helped launch the Fund in 2016. Mr. Leone was previously a Vice President at Lincoln National, concentrating on the trading and analysis of securitized products. The business address of Mr. Leone is 6255 Chapman Field Drive, Miami, Florida 33156.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Standing Board Committees

The Board has established two committees: Audit and Governance.

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit-related matters. In addition, the Audit Committee is responsible for the oversight of the Trust’s compliance program. The Audit Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

•

Governance Committee. The Board has a standing Governance Committee that is composed of the full Board. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” (as defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust’s offices. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. The Trust is not part of any “family of investment companies” as such term is defined in Form N-1A. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]
Interested
Kenneth H. Thomas, Ph.D.	$100,001 - $500,000
Gregory A. Thomas	None
Independent
Rodger D. Shay, Jr.	None
Isabel Lacambra	None
Judith Keyes	None
Alfio Leone	None

1	Valuation date is December 31, 2025.

Board Compensation. The Trust pays no compensation to the Trustees listed below who are interested Trustees. The independent Trustees are each paid $1,500 per Board meeting for their services to the Trust, and the Trustees are reimbursed by the Trust for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Trust. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested
Kenneth H. Thomas, Ph.D.	$0	$0	$0	$0
Gregory A. Thomas	$0	$0	$0	$0
Independent
Rodger D. Shay, Jr.	$5,750	$0	$0	$5,750
Ronald Lindhart*	$1,250	$0	$0	$1,250
Isabel Lacambra**	$5,750	$0	$0	$5,750
Judith Keyes***	$0	$0	$0	$0
Alfio Leone***	$1,500	$0	$0	$1,500

*	Mr. Lindhart retired from the Board effective February 28, 2025, after having dutifully served on the Board since the Fund’s inception. The Board is grateful to Mr. Lindhart for his devoted service and steadfast commitment to the Fund, the Fund’s shareholders, and the Board.
**	Ms. Lacambra joined the Board effective February 18, 2025.
***Ms.	Keyes and Mr. Leone joined the Board effective October 28, 2025.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee.

Trust Officers

Set forth below are the names, years of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. The Chief Compliance Officer and Anti-Money Laundering Officer receives compensation from the Trust for his services.

Name and Year of Birth	Position with Trust	Principal Occupations in Past 5 Years	Business Address
Kenneth H. Thomas, Ph.D. (Born: 1947)	President, Chief Executive Officer and Secretary (since 2016)	Bank Consultant (August 1975 – present)	6255 Chapman Field Drive Miami, Florida 33156
Roger Papeo (Born: 1965)	Chief Compliance Officer and Anti-Money Laundering Officer (since 2025)	ACA Compliance Group, Senior Principal Consultant (November 2021-present). Papeo Ventures, LLC, Independent Compliance Consultant (August 2021-November 2021). PGIM Investments, LLC Funds’ Compliance Officer (March 1990 – September 2020)	140 E. 45th Street, 29th Floor, New York, NY 10017
Andrew Metzger (Born: 1980)	Treasurer and Chief Financial Officer (since 2023)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019	One Freedom Valley Drive Oaks, Pennsylvania 19456

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to the Adviser. The Adviser’s Proxy Voting Policies and Procedures (the “Policies”) require that the Adviser or its further delegee vote proxies received in a manner consistent with the best interests of the Trust and its shareholders. The Adviser (or its delegee) maintains records with respect to proxy voting as is required by applicable law. Proxies will be voted in accordance with the Adviser’s proxy policies and procedures.

The Adviser (or its delegee) may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If the Adviser determines that there is any possibility that the vote may involve a material conflict of interest, the Adviser shall consult with the President of the Adviser who may then, among other things, (i) hire an independent third party (or request a disinterested trustee of the Trust when voting securities held by the Trust) to make the voting recommendation to the Adviser or (ii) suggest that the client engage another party to determine how the proxies should be voted. In all such cases, the Adviser will take steps designed to ensure that the decision to vote the proxies was based on the client’s best interest and was not a product of the conflict.

The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available without charge, upon request, by calling the Fund toll-free at 1-844-445-4405 and on the SEC’s website at www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund may be purchased in exchange for securities included in the Fund subject to the Adviser’s or the Sub-Adviser’s determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Adviser and the Sub-Adviser will not accept securities for the Fund unless: (i) such securities are appropriate for the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act or otherwise; (iv) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust’s net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in kind redemption depending upon the shareholder’s basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when trading on the NYSE is restricted, during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the Fund’s securities is not reasonably practicable or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Distributor, the Sub-Adviser and/or the custodian are not open for business. Currently, the following holidays are observed by the NYSE: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, the NYSE closes early on the following days: the day before Independence Day, the day after Thanksgiving and Christmas Eve.

Use of Third-Party Independent Pricing Agents. The Fund’s Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is calculated separately for each class of shares by dividing the total value of the Fund’s assets attributable to a particular class after subtracting liabilities charged to that class by the number of outstanding shares of that class. The liabilities that are charged to the Fund are borne by each share of the Fund, except for payments under the Distribution Plan and Shareholder Servicing Plan, which is applicable only to Class A Shares. For purposes of valuing the Fund’s portfolio securities, securities traded on a national securities exchange are valued at the last reported bid price. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser, subject to the review and oversight of the Board. Short-term obligations having a remaining maturity of 60 days or less may be valued at amortized cost or original cost plus accrued interest, which the Board believes represents fair market value. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. The discussion relates solely to investors that are taxable financial institutions. Potential investors should consult their tax advisers with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

The discussions of the federal tax consequences in the Prospectus and this SAI is based on the Code and regulations issued under it, and on court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

Qualification as a Regulated Investment Company. The Fund has elected and intends to qualify to be treated as a RIC under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received dividends to the extent of the Fund’s current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser or Sub-Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income whether you take them in cash or in additional shares. Distributions by the Fund of its net short-term capital gains will also be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

Because the Fund will invest in debt securities and not in equity securities of corporations, Fund distributions will generally not be eligible for the reduced tax rates applicable to qualified dividend income for non-corporate shareholders or for the corporate dividends received deduction for corporate shareholders. Distributions attributable to the Fund’s net capital gain, if any, are generally taxable to you as capital gains. In addition, while the Fund may invest in tax-exempt municipal securities, the Fund does not anticipate being eligible to pass through to its shareholders the tax-exempt character of its income from such securities.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the internal Revenue Service (“IRS”).

If the Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who holds Fund shares as capital assets will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the FIFO (first-in, first-out) method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. If your shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser or the Sub-Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of REMICs; or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account generally will not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that this shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

A beneficial holder of shares who is a foreign person may be subject to foreign, state and local income tax and to the U.S. federal estate tax in addition to the U.S. federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes. Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND PORTFOLIO TRANSACTIONS

Brokerage Transactions. The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and Sub-Adviser are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust’s policy to seek to obtain the best net results, taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the Adviser and Sub-Adviser generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily pay the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and Sub-Adviser will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions, dealer spreads or underwriting discounts, transfer taxes or other direct transaction expenses.

For the fiscal years ended December 31, 2023, 2024 and 2025, the Fund paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2023	2024	2025	2023	2024	2025	2025	2025
Community Development Fund	$5,376.03	$3,690.88	$4,932.44	$0	$0	$0	$0	$0

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser and Sub-Adviser may select a broker based upon brokerage or research services provided to the Adviser and Sub-Adviser. The Adviser and Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits the Adviser and Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the Adviser and Sub-Adviser believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, an Adviser may receive brokerage and research services in connection with certain riskless principal transactions, as defined by the Rules of FINRA, and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

An Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser and Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser and Sub-Adviser under the Investment Advisory Agreements. Any advisory, sub-advisory or other fees paid to the Adviser and Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser and Sub-Adviser receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, an Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while an Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, an Adviser faces a potential conflict of interest, but each Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, an Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended December 31, 2025, the Fund paid no commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to an Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended December 31, 2025, the Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover Rate. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended December 31, 2024 and 2025, the Fund’s portfolio turnover rate was 23% and 76%, respectively, of the average value of its portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures describing the circumstances under which the Fund, the Adviser, the Sub-Adviser, the Administrator, and the Transfer Agent (collectively, the “Service Providers”), may disclose information about the Fund’s portfolio holdings. Notwithstanding such policies and procedures, any disclosures of the Fund’s portfolio holdings must be consistent with the antifraud provisions of the federal securities laws and the fiduciary obligations of the Fund and the Service Providers.

Neither the Fund nor any Service Provider will disclose the Fund’s portfolio holdings information to any person other than in accordance with these policies and procedures. The principal Service Provider responsible for dissemination of information about the Fund’s portfolio holdings is the Adviser.

Generally, the Fund and its Service Providers may disclose portfolio holdings information to any entity or party after the information has become public. A Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC.

Service Providers may also disclose portfolio holdings prior to the portfolio holdings information being filed with the SEC or posted on the Fund’s webpage under certain limited circumstances. Portfolio holdings information may be provided to third party service providers of auditing, legal, custody, proxy voting and other services for the Fund, including rating and ranking organizations and executing broker/dealers. These third party service providers include (i) UMB Bank, N.A., the Fund’s custodian, (ii) Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, (iii) Morgan, Lewis & Bockius LLP, counsel to the Trust and (iv) PrinterLink, the Fund’s printer. These third-party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Such third parties will receive portfolio holdings information only if the third party has executed a confidentiality agreement with the Fund or otherwise owes a duty of trust or confidence to the Fund or the Adviser, such as the Trust’s legal counsel. In addition, portfolio holdings information may be provided to shareholders in connection with consideration relating to the CRA. Other than disclosure that is required under federal or state laws and regulations, shareholders are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In the event that the Fund or a Service Provider discloses the Fund’s portfolio holdings to a selected third party for a legitimate business purpose that does not meet the foregoing criteria, such third party shall be required to execute a confidentiality agreement and shall not trade on such information. Neither the Fund, a Service Provider nor any of its affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund’s portfolio holdings.

With respect to the disclosure of portfolio holdings information, the Adviser is authorized to prepare and post the Fund’s portfolio holdings to the Fund’s website at the following address: www.CommunityDevelopmentFund.com (the “Portfolio Holdings Website”). The Fund will post its complete list of portfolio holdings as filed on Form N-CSR or as exhibits to Form N-PORT, as of the calendar quarter-end on the Portfolio Holdings Website after filing such information with the SEC, which is approximately, but no earlier than, 60 calendar days after such quarter-end. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website generally will remain there until replaced by new postings as described above.

Portfolio holdings are disclosed to third party service providers of auditing, custody, proxy voting and other services to the Fund, or disclosed to a rating or ranking organization. With respect to any other disclosure of the Fund’s portfolio holdings not referenced in the foregoing paragraphs, no disclosure may be made prior to such information becoming publicly disclosed unless: (i) the Fund has legitimate business purposes for doing so; (ii) the recipient has entered into a confidentiality agreement, which includes a duty not to trade on the nonpublic information; and (iii) the Trust’s Chairman authorizes such disclosure after consultation with Fund counsel. The Trust’s President will then notify the Board of the disclosure at the next regularly scheduled meeting of the Board.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, shall be considered: (i) that any prior disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (ii) avoidance of any conflicts of interest between the interests of the Fund’s shareholders and the Service Providers, the Fund’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities.

The Adviser will notify the Board if disclosures are made concerning the Fund’s portfolio holdings in contravention of these policies and procedures.

DESCRIPTION OF SHARES

The Fund is authorized to offer shares of the Fund in Class A Shares. Minimum investment requirements and investor eligibility are described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. Should the Trust create and issue additional classes of shares, the different classes may provide for variations in certain expenses and minimum initial investment requirements. At this time, shareholders may purchase only Class A Shares of the Fund. The Fund’s shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons may be required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

The management and affairs of the Fund are supervised by the Board. The Board has approved contracts under which, as described in this SAI, certain companies provide essential management services to the Trust. Under the Declaration of Trust, the shares of beneficial interest in the Trust shall be divided into such transferable shares of one or more separate and distinct series or classes of a series as the Board shall from time to time create and establish. The Board may, from time to time and without vote of the shareholders, issue shares of each series and class to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Board may deem appropriate. The Board may issue fractional shares.

Shareholders have no preemptive or other similar rights to subscribe to any additional shares of the Fund or other securities issued by the Trust or the Trustees.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of the Fund or any class of shares, to establish and designate and to change in any manner any initial or additional series or classes and to fix such preferences, voting powers, rights and privileges of such series or classes as the Trustees may from time to time determine, to divide or combine the shares of any series or classes into a greater or lesser number, to classify or reclassify any issued shares or any series or classes into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

All shares of each class of the Fund shall represent an equal proportionate interest in the assets belonging to the Fund, subject to the liabilities belonging to the Fund (including any general liabilities of the Trust allocated to the Fund by the Board), and, in the case of each class, to the liabilities belonging to that class, and each share of any class of the Fund shall be equal to each other share of that class.

The liabilities, expenses, costs, charges and reserves charged to the Fund as a whole shall be allocated to each class of the Fund in the proportion that the assets belonging to such class bear to the assets belonging to all classes in the Fund. To the extent permitted by rule or order of the SEC, the Trustees may allocate all or a portion of any liabilities belonging to the Fund to a particular class or classes as the Trustees may from time to time determine is appropriate. In addition, all liabilities, expenses, costs, charges and reserves belonging to a class shall be allocated to such class.

Shareholders have the power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (b) with respect to any contract required by the 1940 Act to be approved by shareholders; (c) with respect to termination of the Trust or any series or class to the extent required by applicable law; (d) with respect to any plan adopted pursuant to Rule 12b-1 under the 1940 Act, and related matters, to the extent required by the 1940 Act; and (e) with respect to such additional matters relating to the Trust or any series or class of the Trust as may be required by the 1940 Act, the Declaration of Trust, the Trust’s By-Laws or as the Trustees may consider necessary or desirable. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. The Declaration of Trust permits the termination of the Trust or any series or class of the Trust by the Trustees without shareholder approval. The shareholders’ right to vote may be modified only by a majority vote of the shareholders.

Principal Shareholders and Control Persons

As of April 16, 2026, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

The Community Development Fund – Class A Shares
Name and Address	% of Class
NORTHEAST COMMUNITY BANK 325 HAMILTON AVE WHITE PLAINS, NY 10601	8.50%
SIMMONS BANK 501 SOUTH MAIN STREET PINE BLUFF, AR 71601	6.34%
CADENCE BANK 1333 W LOOP S SUITE L100 HOUSTON, TX 77027	6.16%
CITY NATIONAL BANK OF FLORIDA ATT INVESTMENTS DEPARTMENT MIAMI, FL 33131	5.91%
METRO CITY BANK 5114 BUFORD HWY DORAVILLE, GA 30340	5.75%
THE FIRST BANK 6480 US HWY 98 W HATTIESBURG, MS 39402	5.17%

CUSTODIAN

UMB Bank, N.A., located at 1010 Grand Avenue, Kansas City, Missouri 64106, acts as custodian for the Fund (the “Custodian”). As such, the Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The Custodian does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, with offices at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund. The financial statements and notes thereto incorporated by reference for the Fund have been audited by Tait, Weller & Baker LLP, as indicated in its report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 2222 Market Street, Philadelphia, Pennsylvania 19103, is counsel to the Trust and will pass upon certain legal matters on its behalf.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust, dated August 12, 2011, of The Community Development Fund (the “Registrant”) is herein incorporated by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001135428-15-000484 on July 31, 2015.
(a)(2)	Registrant’s Agreement and Declaration of Trust, dated July 30, 2015, is herein incorporated by reference to Exhibit (a)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-15-000484 on July 31, 2015.
(b)	Registrant’s By-Laws are herein incorporated by reference to Exhibit (b) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-15-000484 on July 31, 2015.
(c)	See Article III and Article V of the Registrant’s Agreement and Declaration of Trust, which is herein incorporated by reference to Exhibit (a)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-15-000484 on July 31, 2015.
(d)(1)	Investment Advisory Agreement between the Registrant and Community Development Fund Advisors, LLC, dated January 22, 2016, is herein incorporated by reference to Exhibit (d)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.
(d)(2)(i)	Investment Sub-Advisory Agreement between Community Development Fund Advisors, LLC and Logan Circle Partners L.P., dated December 11, 2017 (the “Investment Sub-Advisory Agreement”), is herein incorporated by reference to Exhibit (d)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-18-000128 on April 30, 2018.
(d)(2)(ii)	Addendum, dated July 1, 2019, to the Investment Sub-Advisory Agreement, is herein incorporated by reference to Exhibit (d)(2)(ii) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-20-000076 on April 29, 2020.
(d)(3)	Expense Limitation Agreement between the Registrant and Community Development Fund Advisors, LLC, dated January 22, 2016, is herein incorporated by reference to Exhibit (d)(3) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.
(e)(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated January 25, 2016 (the “Distribution Agreement”), is herein incorporated by reference to Exhibit (e)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.

(e)(2)	Distribution Services Agreement between Community Development Fund Advisors, LLC and Foreside Fund Services, LLC, dated January 25, 2016, is herein incorporated by reference to Exhibit (e)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.

(e)(3)	Novation to the Distribution Agreement is herein incorporated by reference to Exhibit (e)(3) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-17-000451 on April 28, 2017.

(e)(4)	Amendment, dated January 7, 2019, to the Distribution Agreement is herein incorporated by reference to Exhibit (e)(4) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-19-000040 on April 30, 2019.

(f)	Not Applicable.

(g)	Custody Agreement between the Registrant and UMB Bank, N.A., dated June 13, 2018, is herein incorporated by reference to Exhibit (g) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-19-000040 on April 30, 2019.
(h)(1)	Administration Agreement between the Registrant and SEI Investments Global Funds Services, dated January 15, 2016, is herein incorporated by reference to Exhibit (h)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.
(h)(2)	Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc., dated January 25, 2016, is herein incorporated by reference to Exhibit (h)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.
(h)(3)	Registrant’s Amended and Restated Shareholder Servicing Plan, dated January 27, 2016
(h)(4)	Fund CCO and AMLCO Agreement between the Registrant and Foreside Fund Services, LLC, dated January 25, 2016, is herein incorporated by reference to Exhibit (h)(4) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.
(i)	Opinion and Consent of Morgan, Lewis & Bockius LLP, is filed herewith.
(j)	Consent of Tait, Weller & Baker LLP, is filed herewith.

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(k)	Not applicable.
(l)	Not applicable.
(m)	Registrant’s Amended and Restated Distribution Plan, dated April 19, 2025, is filed herewith.
(n)	Not applicable.
(o)	Not applicable.

(p)(1)	Code of Ethics for the Registrant, dated January 7, 2016, is herein incorporated by reference to Exhibit (p)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.

(p)(2)	Code of Ethics for Community Development Fund Advisors, LLC, dated January 1, 2016, is herein incorporated by reference to Exhibit (p)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-16-000982 on January 27, 2016.

(p)(3)	Code of Ethics for MetLife Investment Management, LLC, dated April 30, 2007, as amended October 1, 2025, is filed herewith.

(p)(4)	Code of Ethics for Foreside Fund Services, LLC, dated February 28, 2018, is herein incorporated by reference to Exhibit (p)(4) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-18-000128 on April 30, 2018.

(q)(1)	Power of Attorney, dated April 19, 2018, for Rodger D. Shay, Jr. is herein incorporated by reference to Exhibit (q)(3) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-18-000128 on April 30, 2018.

(q)(2)	Power of Attorney, dated April 22, 2025, for Isabel Lacambra is herein incorporated by reference to Exhibit (q)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001398344-25-008186 on April 30, 2025.

(q)(3)	Power of Attorney, dated April 30, 2026, for Gregory A. Thomas, is filed herewith.

(q)(4)	Power of Attorney, dated April 30, 2026, for Alfio Leone, is filed herewith.

(q)(5)	Power of Attorney, dated April 30, 2026, for Judith Keyes, is filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund:

Not applicable.

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Item 30. Indemnification:

Please see Article VII of the Registrant’s Agreement and Declaration of Trust, which is herein incorporated by reference to Exhibit (a)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-15-000484 on July 31, 2015, and Section 8 of the Registrant’s By-Laws, which are herein incorporated by reference to Exhibit (b) of the Registrant’s Registration Statement on Form N-1A (File No. 333-206012), filed with the SEC via EDGAR Accession No. 0001135428-15-000484 on July 31, 2015.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of Investment Advisers:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Community Development Fund Advisors, LLC

Community Development Fund Advisors, LLC serves as investment adviser for The Community Development Fund. The principal business address of Community Development Fund Advisors, LLC is 6255 Chapman Field Drive, Miami, Florida 33156. Community Development Fund Advisors, LLC is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The information listed below is for the fiscal years ended December 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kenneth H. Thomas CEO	NorthEast Community Bank 325 Hamilton Ave. White Plains, NY 10601	Director
	NorthEast Community Bancorp, Inc. 325 Hamilton Ave. White Plains, NY 10601	Director
Gregory A. Thomas President and Chief Investment Officer

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MetLife Investment Management, LLC

MetLife Investment Management, LLC serves as investment sub-adviser for The Community Development Fund. The principal address of MetLife Investment Management, LLC is One MetLife Way, Whippany, New Jersey 07981. MetLife Investment Management, LLC is an investment adviser registered under the Advisers Act. The information listed below is for the fiscal years ended December 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brian Funk President	MetLife Investment Management Holdings, LLC One MetLife Way Whippany, NJ 07981	President and Director
	Pinebridge Investments LLC 65 East 55th Street Park Avenue Tower New York, NY 10022	President
Michael Karpik Chief Operating Officer	MetLife Investment Management Holdings, LLC One MetLife Way Whippany, NJ 07981	Manager
	Pinebridge Investments LLC 65 East 55th Street New York, NY 10022	Chief Operating Officer and Director
	PineBridge Investments Europe Limited One Bedford Avenue London WC1B 3AU England, United Kingdom	Director
	PineBridge Investments Ireland Limited Third Floor 16 Sir John Rogerson’s Quay Dublin 2, Ireland	Director
	PineBridge Investments Japan Co., Ltd. JA Building, 3-1 Otemachi 1-chome Chiyoda ku, Tokyo 100 6813 Japan	Director

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Michael Yick Treasurer and Chief Financial Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investment Management Holdings LLC One MetLife Way Whippany, NJ 07981	Treasurer
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investors Distribution Company One MetLife Way Whippany, NJ 07981	Treasurer

Item 32. Principal Underwriter

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.

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27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
47.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.	Davis Fundamental ETF Trust
51.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
52.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
53.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.	Defiance Quantum ETF, Series of ETF Series Solutions
55.	Defiance Retail Kings ETF, Series of ETF Series Solutions
56.	Denali Structured Return Strategy Fund
57.	Dodge & Cox Funds
58.	DoubleLine ETF Trust
59.	DoubleLine Income Solutions Fund
60.	DoubleLine Opportunistic Credit Fund
61.	DoubleLine Yield Opportunities Fund
62.	DriveWealth ETF Trust
63.	EIP Investment Trust
64.	Ellington Income Opportunities Fund
65.	ETF Opportunities Trust
66.	Exchange Listed Funds Trust
67.	Exchange Place Advisors Trust
68.	FIS Trust
69.	FlexShares Trust
70.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
71.	Forum Funds
72.	Forum Funds II
73.	Forum Real Estate Income Fund
74.	GMO ETF Trust
75.	GoldenTree Opportunistic Credit Fund
76.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
77.	Grayscale Funds Trust

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78.	Guinness Atkinson Funds
79.	Harbor ETF Trust
80.	Harris Oakmark ETF Trust
81.	Hawaiian Tax-Free Trust
82.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
83.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
87.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
89.	Innovator ETFs Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC
91.	Ironwood Multi-Strategy Fund LLC
92.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
93.	John Hancock Exchange-Traded Fund Trust
94.	Kurv ETF Trust
95.	Lazard Active ETF Trust
96.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
97.	Lone Peak Value Fund, Series of World Funds Trust
98.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.	Manor Investment Funds
103.	MoA Funds Corporation
104.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
105.	Morgan Stanley ETF Trust
106.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.	Morningstar Funds Trust
109.	NEOS ETF Trust
110.	Niagara Income Opportunities Fund
111.	NXG Cushing® Midstream Energy Fund
112.	NXG NextGen Infrastructure Income Fund
113.	OTG Latin American Fund, Series of World Funds Trust
114.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.	Palmer Square Funds Trust
122.	Palmer Square Opportunistic Income Fund
123.	Partners Group Private Income Opportunities, LLC
124.	Perkins Discovery Fund, Series of World Funds Trust
125.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.	Plan Investment Fund, Inc.
127.	Point Bridge America First ETF, Series of ETF Series Solutions
128.	Precidian ETFs Trust

8

129.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	REX ETF Trust
136.	Reynolds Funds, Inc.
137.	RMB Investors Trust
138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.	Roundhill Cannabis ETF, Series of Listed Funds Trust
142.	Roundhill ETF Trust
143.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.	Roundhill Video Games ETF, Series of Listed Funds Trust
146.	Rule One Fund, Series of World Funds Trust
147.	Russell Investments Exchange Traded Funds
148.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.	Six Circles Trust
150.	Sound Shore Fund, Inc.
151.	SP Funds Trust
152.	Sparrow Funds
153.	Spear Alpha ETF, Series of Listed Funds Trust
154.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.	STF Tactical Growth ETF, Series of Listed Funds Trust
156.	Strategic Trust
157.	Strategy Shares
158.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.	Tekla World Healthcare Fund
160.	Tema ETF Trust
161.	The 2023 ETF Series Trust
162.	The Community Development Fund
163.	The Cook & Bynum Fund, Series of World Funds Trust
164.	The Private Shares Fund
165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.	Third Avenue Trust
167.	Third Avenue Variable Series Trust
168.	Tidal Trust I
169.	Tidal Trust II
170.	Tidal Trust III
171.	Tidal Trust IV
172.	TIFF Investment Program
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

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178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	Trailmark Series Trust
181.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2x Long Ether Daily Target ETF
185.	U.S. Global Investors Funds
186.	Union Street Partners Value Fund, Series of World Funds Trust
187.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
188.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
189.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
190.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
191.	Virtus Stone Harbor Emerging Markets Income Fund
192.	Volatility Shares Trust
193.	WEBs ETF Trust
194.	Wedbush Series Trust
195.	Wellington Global Multi-Strategy Fund
196.	Wilshire Mutual Funds, Inc.
197.	Wilshire Variable Insurance Trust
198.	WisdomTree Trust
199.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records:

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

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The Registrant’s custodian

UMB Bank, N.A.

1010 Grand Avenue

Kansas City, Missouri 64106

The Registrant’s administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

The Registrant’s advisers

Community Development Fund Advisors, LLC

6255 Chapman Field Drive

Miami, Florida 33156

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

The Registrant’s distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

The Registrant’s transfer agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Item 34. Management Services:

None.

Item 35. Undertakings:

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 16 to Registration Statement No. 333-206012 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on the 30th day of April, 2026.

THE COMMUNITY DEVELOPMENT FUND

/s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D.
Director, President, Chief Executive Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 2026.

Signature	Title

/s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D.	Director, President, Chief Executive Officer and Secretary

*
Rodger D. Shay, Jr.	Director

*
Isabel Lacambra	Director

*
Gregory A. Thomas	Director

*
Alfio Leone	Director

*
Judith Keyes	Director

/s/ Andrew Metzger
Andrew Metzger	Treasurer and Chief Financial Officer

* By: /s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D.
Attorney-in-Fact

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EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(i)	Opinion and Consent of Morgan, Lewis & Bockius LLP
EX-99.B(j)	Consent of Tait, Weller & Baker LLP
EX-99.B(m)	Registrant’s Amended and Restated Distribution Plan, dated April 19, 2025
EX-99.B(p)(3)	Code of Ethics for MetLife Investment Management, LLC, dated April 30, 2007, as amended October 1, 2025
EX-99.B(q)(3)	Power of Attorney, dated April 30, 2026, for Gregory A. Thomas
EX-99.B(q)(4)	Power of Attorney, dated April 30, 2026, for Alfio Leone
EX-99.B(q)(5)	Power of Attorney, dated April 30, 2026, for Judith Keyes

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